EMPLOYMENT AGREEMENT


     THIS AGREEMENT, entered into as of the 1st day of June 1996, by and between GARY PRUITT (the "Employee") and McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"),

                              W I T N E S S E T H:

     Whereas, the Company wishes to employ the Employee in the capacity of its President and Chief Executive Officer; and

     Whereas, the Employee is willing to accept such employment upon the terms and conditions set forth below and is committed to remaining in the Company's employ upon the terms and conditions set forth below:

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

     1. Term of Employment.
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     (a) Basic Rule. The Company agrees to continue the Employee's employment,
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and the Employee agrees to remain in employment with the Company, from the date hereof until the earliest of:

          (i) June 1, 1999, or such later date to which the term of this Agreement may be extended pursuant to the provisions of Subsection (b) of this Section 1;

          (ii) The date of the Employee's death; or

          (iii) The date when the Employee's employment terminates pursuant to Subsection (d), (e), (f), (g) or (h) below.

     (b) Automatic Extension of Term. Subject to the provisions of Subsections
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(c) through (f) of this Section 1, the term of this Agreement shall be extended automatically for one year effective on June 1, 1997 (so that effective on that date the term of employment shall be extended from June 1, 1999 to June 1,
2000), and on each succeeding June 1 (so that effective on each such day, the remaining term of employment shall be for a full three-year period).

     (c) Election Not to Extend Term. Employee or the Board of Directors of the
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Company, by written notice delivered to the other, may at any time elect to terminate the automatic extension provisions of Subsection (b) of this Section
1. Such election shall apply only to extensions that would otherwise become effective more than 60 days after delivery of such notice and shall not apply to extensions that theretofore become effective.


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     (d) Early Termination or Resignation. The Company may terminate the
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Employee's employment for any reason by giving the Employee not less than 60 days' advance notice in writing (in which event the Employee may become entitled to the payments and benefits described in Section 5). The Employee may terminate his employment earlier by giving the Company not less than six months' advance notice in writing.

     (e) Termination for Cause. The Company may terminate the Employee's
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employment at any time for Cause by giving the Employee written notice. For all purposes under this Agreement, "Cause" shall mean (i) a willful failure by the Employee to substantially perform his duties hereunder, other than a failure resulting from the Employee's complete or partial incapacity due to physical or mental illness or impairment, or (ii) a willful act by the Employee which constitutes gross misconduct and which is materially injurious to the Company. No act, or failure to act, by the Employee shall be considered "willful" unless committed without good faith and without a reasonable belief that the act or omission was in the Company's best interest. The Company's notice of termination shall specify the nature of the Cause.

     (f) Termination for Disability. The Company may terminate the Employee's
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employment for Disability by giving the Employee not less than 60 days' advance notice in writing (in which event the Employee shall become entitled to the payments and benefits described in Section 6 to the extent provided therein). For all purposes under this Agreement, "Disability" shall mean that the Employee, at the time notice is given, has been unable to perform his duties under this Agreement for a period of not less than six consecutive months as the result of a sickness or an injury, as determined for purposes of the Company's long-term disability income insurance. The Company's notice of termination shall specify the nature of the Disability. In the event that the Employee resumes the performance of his duties hereunder on a full-time basis before the termination of his employment under this Subsection (d) becomes effective, the notice of termination shall automatically be deemed to have been revoked.

     (g) Termination for Mental Incompetence. The Company may terminate the
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Employee's employment at any time for Mental Incompetence by giving the Employee written notice. Subsection (d) above and Section 6 shall become applicable thereafter, to the extent provided in such provisions. For all purposes under this Agreement, "Mental Incompetence" shall mean that the Employee has been judicially determined to be of unsound mind.

     (h) Resignation for Good Reason. Notwithstanding the provisions of
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Subsection (d) above, the Employee may terminate his employment for Good Reason by giving the Company not less than 60 days' advance notice in writing (in which event the Employee shall become entitled to the payments and benefits

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described in Section 5 to the extent provided therein). For all purposes under this Agreement, "Good Reason" shall mean (i) a demotion, (ii) a material reduction in responsibility or authority (including, without limitation, loss of the title or functions of the Chief Executive Officer of the Company or its successor) or (iii) any situation that would impair the ability of the Employee to exercise the authority and perform the functions customarily exercised and performed by the Company's Chief Executive Officer.

     (i) Notice. For all purposes under this Section 1, the employment
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relationship shall terminate on the date properly specified in the notice of termination. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this Section 1.

     (j) Expiration of Agreement. This Agreement shall expire when all
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obligations of the parties hereunder have been satisfied.

     2. Duties and Scope of Employment.
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     (a) Position. The Company agrees to employ the Employee in Sacramento,
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California, as its President and Chief Executive Officer. The Employee shall report to the Company's Board of Directors and shall have the authority and responsibilities customarily granted to the Chief Executive Officer.

     (b) Obligations. During the term of his employment under this Agreement,
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the Employee shall devote his full business efforts and time to the Company and its affiliates and shall not render services to any other person or entity without the consent of the Company's Board of Directors. The foregoing, however, shall not preclude the Employee from (i) serving on the boards of directors of not-for-profit entities and trade groups, (ii) serving on the boards of directors of such other corporations as the Company's Board of Directors may approve from time to time, (iii) engaging in other civic, charitable, non-profit or religious activities, (iv) devoting a reasonable amount of time to private investments which do not interfere or conflict with his responsibilities to the Company and (v) enjoying the usual holiday and vacation periods.

     3. Base Compensation.
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     During the term of his employment under this Agreement, the Company agrees to pay the Employee (as compensation for his services) a base salary at an annual rate of $450,000, or at such higher rate as the parties hereto may determine by mutual agreement. (The base salary specified in this Section 3, together with any increases in such salary which the Company may grant from time to time, is referred to in this Agreement as "Base Compensation.") The Employee's Base Compensation shall be subject to required withholding taxes.

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     4. Employee Benefits and Expenses.
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     (a) Benefits. During the term of his employment under this Agreement, the
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Employee shall be eligible to participate in all employee benefit plans, bonus programs and fringe benefit arrangements maintained by the Company, subject in each case to (i) the generally applicable terms and conditions of the plan, program or arrangement in question and (ii) the full discretion and determinations of the applicable committee or other plan administrator.

     (b) Business Expenses. During the term of his employment under this
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Agreement, the Employee shall be authorized to incur necessary and reasonable travel, entertainment and other business expenses in connection with his duties hereunder. The Company shall reimburse the Employee for such expenses upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies.

     5. Termination Without Cause or Resignation for Good Reason.
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     (a) Severance Payment. In the event that, during the term of this
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Agreement, the Company terminates the Employee's employment for any reason other than Cause, Disability or Mental Incompetence or in the event that, during such term, the Employee terminates his employment for Good Reason, the Employee shall be entitled to receive a severance payment from the Company (the "Severance Payment"). The Severance Payment shall be made in a lump sum as soon as reasonably practicable, but in no event less than 15 or more than 60 days, following the effective date of the employment termination. However, the Employee may request, subject to the express approval of the Company's Board of Directors, that the Severance Payment be made in five equal installments
(without interest) at 12-month intervals, with the first installment to be paid as soon as reasonably practicable, but in no event less than 15 or more than 60 days, following the effective date of the employment termination. Such a request shall be made in writing not later than 14 days following the effective date of the employment termination and, if approved, shall be irrevocable. Any payments under this Section 5 shall be subject to required withholding taxes. The amount of the Severance Payment shall be equal to the following:

          (i) 100% of the Employee's annual rate of Base Compensation, as in effect on the date of the employment termination, if such employment termination occurs prior to June 1, 1997; or

          (ii) 200% of the Employee's annual rate of Base Compensation, as in effect on the date of employment termination, if such employment termination occurs on or after June 1, 1997 but prior to June 1, 1998; or

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          (iii) 300% of the Employee's annual rate of Base Compensation, as in effect on the date of employment termination, if such employment termination occurs on or after June 1, 1998.

The Severance Payment shall be in lieu of any further payments to the Employee under this Agreement (except as provided in Subsection (b) below).

     (b) Group Insurance Coverage. In the event that the Employee becomes
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entitled to a Severance Payment under Subsection (a) above, he shall also be entitled to the group insurance coverage described in this Subsection (b). Such coverage shall continue for the period commencing on the effective date of the employment termination and ending on the earliest of:

          (i) The third anniversary of the effective date of employment termination;

          (ii) With respect to a particular type of group insurance coverage, the date when the Employee, as a result of his full- or part-time employment or selfemployment, becomes eligible to enroll in a group insurance program providing benefits to the Employee and his dependents which, in the aggregate, are not less valuable than the corresponding program maintained by the Company; or

          (iii) The date of the Employee's death.

Such period is referred to in this Section 5 as the "Continuation Period." During the Continuation Period, the Employee (and, where applicable, his dependents) shall be eligible to continue participation in any group insurance plans maintained by the Company, including (without limitation) health care coverage, life insurance and long-term disability income insurance. Where applicable, the Employee's salary for purposes of such plans shall be deemed to be equal to the Base Compensation he received immediately prior to the employment termination. To the extent that the Company finds it impractical to cover the Employee under its group insurance policies during the Continuation Period, the Company shall provide the Employee with the same level of coverage under individual policies. The allocation of the cost of insurance coverage under this Subsection (b) between the Employee and the Company shall be the same as for active employees who occupy a position similar to the position occupied by the Employee at the time of the employment termination.

     6. Termination for Disability.
        --------------------------

     (a) Disability Benefit. In the event that, during the term of this
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Agreement, the Company terminates the Employee's employment for Disability, the
Employee shall be entitled to the

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supplemental disability benefit described in this Section 6, in addition to all other benefits to which Employee is entitled under the Company's long-term disability income insurance program. Such supplemental disability benefit shall be payable in monthly installments during the period commencing on the effective date of the employment termination and ending on the earliest of:

          (i) The third anniversary of the effective date of employment termination;

          (ii) The date as of which the Employee's entitlement to benefit payments under the Company's group long-term disability income insurance program ceases; or

          (iii) The date of the Employee's death.

The amount of the annual supplemental disability benefit shall be equal to 60% of the Employee's annual rate of Base Compensation, as in effect on the date of the employment termination, reduced by all benefits to which the Employee is entitled under the Company's group long-term disability income insurance program or under any federal or state disability insurance program, including (without limitation) Social Security and California unemployment insurance. Such benefit shall be subject to required withholding taxes.

     (b) Group Insurance Coverage. In the event that the Employee becomes
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entitled to a disability benefit under Subsection (a) above, he shall also be entitled to the group insurance coverage described in this Subsection (b). Such coverage shall continue for the period commencing on the effective date of the employment termination and ending when such disability benefit ceases to be payable. Such period is referred to in this Section 6 as the "Continuation Period." During the Continuation Period, the Employee (and, where applicable, his dependents) shall be eligible to continue participation in any group insurance plans maintained by the Company, including (without limitation) health care coverage, life insurance and long-term disability income insurance. Where applicable, the Employee's salary for purposes of such plans shall be deemed to be equal to the Base Compensation he received immediately prior to the employment termination. To the extent that the Company finds it impractical to cover the Employee under its group insurance policies during the Continuation Period, the Company shall provide the Employee with the same level of coverage under individual policies. The allocation of the cost of insurance coverage under this Subsection (b) between the Employee and the Company shall be the same as for active employees who occupy a position similar to the position occupied by the Employee at the time of the employment termination.

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     7. Miscellaneous Provisions.
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     (a) Delivery of Notice. Notices and all other communications contemplated
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by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by certified mail, return receipt requested and postage prepaid. In the case of the Employee, mailed notices shall be addressed to him at the home address which he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

     (b) Waiver. No provision of this Agreement shall be modified, waived or
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discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by the Company. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

     (c) Assignment and Successors. Neither party shall assign any right or
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delegate any obligation hereunder without the other party's written consent, and any purported assignment or delegation by a party hereto without the other party's written consent shall be void. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     (d) Whole Agreement. No agreements, representations or understandings
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(whether oral or written and whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof. Effective as of the date hereof, this Agreement supersedes any prior employment agreement between the Employee and the Company.

     (e) Choice of Law. The validity, interpretation, construction and
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performance of this Agreement shall be governed by the laws of the State of
California.

     (f) Severability. The invalidity or unenforceability of any provision or
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provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

     (g) Arbitration. Any dispute or claim in law or equity, whether based on
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contract or tort or otherwise, relating to or arising out of the employment of the Employee by the Company, other than a claim based on a statute providing an exclusive means of enforcement, shall be settled exclusively by final arbitration in accordance with the labor arbitration rules of the American Arbitration Association in effect at the time the

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arbitration is initiated. Any claim or dispute subject to arbitration shall be deemed waived, and forever barred, if not presented for arbitration within six months of the date when the claim or dispute arose.

     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


                                        ---------------------------------------
                                                        Employee



                                        McCLATCHY NEWSPAPERS, INC.



                                        By
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